RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



RJR Nabisco Holdings Corp.                      Oct 25, 1988       Delaware
RJR Nabisco, Inc.                               Mar 04, 1970       Delaware

Airco IHC, Inc.                                 Mar 22, 1989       Delaware
Andalucia A.V.V.                                Nov 28, 1988       Aruba
Arjay Equipment Corporation                     Nov 08, 1968       Delaware
Arjay Holdings, Inc.                            May 07, 1984       Delaware
Associated Biscuits *                           Mar 29, 1898       England
Batavia Inc.                                    Jul 31, 1951       New Jersey
Beech-Nut LifeSavers (Panama) S.A.              Jul 12, 1963       Panama
Bisco Services B.V.                             Dec 22, 1988       Netherlands
Camel Racing Inc.                               Jun 22, 1989       Canada
Cartera e Inversiones S.A. *                    Mar 05, 1979       Peru
CGM-Cooperation GmbH                            Jan 15, 1990       Germany
China-American Cigarette Company Limited
  (50%)***                                      May 29, 1984       China
Colophon Company Limited *                      Jul 09, 1981       Bermuda
Comercial La Favorita, C.A.                     Aug 14, 1991       Venezuela
Comercial Benut, S.A. de C.V. **                Mar 16, 1977       Mexico
Compania Nacional de Galletas Nabisco La
  Favorita C.A.                                 Jun 06, 1938       Venezuela
Compania Venezolana de Conservas C.A.           Jul 25, 1969       Venezuela
Compania Venezolana de Conservas Covenco II,
  C.A.                                          Aug 20, 1991       Venezuela
Covenco Holding C.A.                            Nov 26, 1991       Venezuela






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 1
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



Dely, S.A.                                      Dec 18, 1960       Guatemala
Distribuidora Pan Americana, S.A.               Oct 22, 1974       Panama
Exhold Limited                                  Oct 03, 1989       Liberia
Expefo, Inc.                                    Mar 09, 1965       Delaware
Export "A" Inc.                                 Mar 31, 1989       Canada
F.& R. Peru, S.A.                               Jan 28, 1972       Peru
Fleischmann Argentina S.A. *                    Dec 13, 1990       Argentina
Fleischmann Corporation, The                    Nov 02, 1929       Delaware
Fleischmann Ecuatoriana S.A.                    Sep 16, 1977       Ecuador
Fleischmann International, Inc.                 Nov 20, 1944       Delaware
Fleischmann Peruana Inc.                        Sep 01, 1939       Delaware
Fleischmann Uruguaya S.A.                       Mar 09, 1961       Uruguay
Freezer Queen Foods (Canada) Limited            Nov 03, 1967       Ontario,
                                                                   Canada
Fulmer Corporation Limited                      May 15, 1981       Bahamas
Fulmer Two S.A. *                               Jul 01, 1991       Panama
Gelatinas Ecuatorianas S.A. (66.7%)             Nov 21, 1978       Ecuador
GEM: Global Event Management, Ltd.              Jun 27, 1991       England
Global Events Management, Inc.                  Sep 05, 1991       Delaware
Golden Sociedad Anonima                         Apr 01, 1966       Costa Rica
Grapple Company Limited                         Sep 02, 1985       Bahamas
Grupo Gamesa, S.A. de C.V. (1%)                 Jul 29, 1981       Mexico
Hanover Servicing, Inc.                         Jan 12, 1990       Delaware
Haus Neuerburg GmbH                             Feb 25, 1977       Germany
Hervin Company, The                             May 28, 1965       Oregon
Hervin Holdings, Inc.                           Mar 29, 1988       Delaware
Hickey & Nicholson Tobacco Company, Ltd., The * Apr 30, 1906       Prince
                                                                   Edward Is.
Huntley & Palmer Foods Pensions Limited             ?   1967       England






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 2
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



Industria de Colores y Sabores S.A. *           Jun 21, 1967       Colombia
Industria de Laticinios Gloria Ltda.            Jan 18, 1978       Brazil
Industrias Alimenticias Maguary S.A.                 ?             Brazil
Industrias Nabisco Cristal, S.A. (60%)          Dec 10, 1965       Nicaragua
International Standard Brands (Sharjah)
  Limited*                                      Sep 05, 1979       Sharjah
Iracema Industrias de Caju S.A.                 Aug 08, 1978       Brazil
ISMA (60%)                                      Mar 24, 1993       Russia
Jack's Snacks Limited **                        May 08, 1972       New Zealand
Jati Industrias de Caju S.A.                    Sep 24, 1984       Brazil
Jupiter Produtos Alimenticios Ltda.             Mar 02, 1962       Brazil
Lance, S.A. de C.V.                             Dec 28, 1982       Mexico
Landers Centro Americana Fabricantes de Molinos
  Marca "Corona", S.A. de C.V. (95%) **         Jan 09, 1979       Honduras
Landers Y Cia, S.A.                             Oct 01, 1951       Colombia
Leite Gloria do Nordeste S.A.                   May 16, 1968       Brazil
Life Savers Manufacturing, Inc.                 Apr 21, 1976       Delaware
Litografia A. Romero, S.A. (.001%)              Feb 22, 1978       Canary Is.
LMS Investments, Ltd.                           Oct 21, 1988       Cayman Is.
Lowney, Inc.                                    Jan 01, 1983       Federal,
                                                                   Canada
Mahachai Holding Co. Ltd. (49%)                 Jan 07, 1986       Thailand
Marcas Alimenticias Internacionales S.A.        Mar 07, 1979       Panama
MEX Holdings, Ltd.                              Nov 27, 1991       Delaware
MEX Holdings II, S.A. de C.V.                   Jan 29, 1992       Mexico
Mexican Foods Limited (50%) **                  Apr 11, 1972       New Zealand
Mont Pelrin Inc.                                May 05, 1954       New Jersey
NAB New Zealand Holding One, Inc. *             Dec 21, 1988       New York
NAB New Zealand Two IHC, Inc. *                 Dec 21, 1988       New York






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 3
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



Nabisco *                                       Dec 24, 1908       England
Nabisco Brands Holdings Denmark Limited            ?    1989       Liberia
Nabisco Brands, Inc.                            Apr 21, 1981       Delaware
Nabisco Brands Ltd                              Dec 31, 1992       Federal,
                                                                   Canada
Nabisco Brands Nominees Limited                 Aug 22, 1983       England
Nabisco Brands Trading Ltd. *                   Mar 25, 1987       Delaware
Nabisco Brands (U.K.) Limited                   Apr 05, 1982       Delaware
Nabisco Brazil, Inc.                            May 10, 1990       Delaware
Nabisco Caribbean Export, Inc.                  Jun 13, 1984       Delaware
Nabisco Cereals *                               Mar 15, 1956       England
Nabisco/Cetus Food Biotechnology Research
  Partnership (80%) ***                         Mar 01, 1984       Delaware
Nabisco de Puerto Rico, Inc.                    Sep 21, 1951       New York
Nabisco Ecuador, S.A.                           Nov 17, 1982       Ecuador
Nabisco England IHC, Inc.                       Mar 29, 1989       Delaware
Nabisco Enterprises IHC, Inc.                   Mar 22, 1989       Delaware
Nabisco Foods, Inc.                             Dec 30, 1991       New Jersey
Nabisco Foreign Administration, Inc.            Mar 22, 1989       Delaware
Nabisco Group Ltd.                              Apr 05, 1982       Nevada
Nabisco Group Pensions Investments Ltd.         Jun 07, 1962       England
Nabisco Group Pensions Limited                  Sep 13, 1977       England
Nabisco Holding I  B.V. *                       Dec 22, 1988       Netherlands
Nabisco Holding II B.V. *                       Dec 22, 1988       Netherlands
Nabisco Holdings IHC, Inc.                      Mar 22, 1989       Delaware
Nabisco, Inc.                                   Feb 03, 1898       New Jersey
Nabisco, Inc. Foreign Sales Corporation         Dec 17, 1991       US Virgin
                                                                   Is.






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 4
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



Nabisco International, Inc.                     Jul 29, 1947       Delaware
Nabisco International Limited                   Dec 11, 1987       Nevada
Nabisco International, S.A.                     Nov 26, 1953       Panama
Nabisco Music Publishers, Inc.                  Mar 24, 1986       Delaware
Nabisco Music Ventures, Inc.                    Mar 24, 1986       Delaware
Nabisco (New Zealand) Limited ****              Mar 30, 1990       New Zealand
Nabisco Pension Trust Limited                   Aug 31, 1956       England
Nabisco Royal Argentina Inc.                    Sep 29, 1934       Delaware
Nabisco Royal Colombiana Inc.                   Jan 03, 1938       Delaware
Nabisco Royal Inc.                              Sep 03, 1932       Delaware
Nabisco S.A. de C.V. (99%)                      Jun 15, 1992       Mexico
Nabisco (Thailand) Limited (50+%) **            Jan 07, 1986       Thailand
Nabisco Trading A.G.                            Aug 02, 1960       Switzerland
Nabisco Trading Ltd.*                           Feb 20, 1986       England
Nabisco Venezuela, C.A.                         Nov 26, 1991       Venezuela
National Biscuit Company ****                   Jan 17, 1971       Delaware
New York Style Bagel Chip Company, Inc.         Apr 13, 1992       Delaware
Northern Brands International, Inc.             Dec 10, 1992       Delaware
Nova Zembla Inc.                                Aug 19, 1975       New Jersey
N.V. R. J. Reynolds International S.A.**        May 06, 1987       Belgium
N.V. R. J. Reynolds Tobacco Belgium S.A.**      Sep 09, 1988       Belgium
Outdoor Traders International S.r.L. (35%)      Jan 17, 1991       Italy
Plush Pippin Corporation                        Aug 06, 1986       Washington
Plush Pippin Restaurants, Inc.                  Aug 29, 1974       Oregon
Precis One Hundred Limited                      Feb 12, 1982       England
Productos Alimenticios Royal Limitada           Mar 22, 1978       Chile
Productos Confitados Salvavidas de Guatemala,
  S.A.                                          Jul 03, 1974       Guatemala
Productos Royal de Honduras, Sociedad Anonima   Jul 22, 1982       Honduras
Productos Royal S.A.*                           Dec 27, 1977       Argentina
Produtos Alimenticios Fleischmann e Royal Ltda. Nov 28, 1964       Brazil
Produtos Alimenticios Fleischmann Ltda.         Dec 29, 1978       Brazil






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 5
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



R. J. Reynolds Berhad (60%)                     Jan 29, 1970       Malaysia
R. J. Reynolds (Canary Islands) S.A. (55%)      Apr   , 1987       Canary Is.
R. J. Reynolds (Cyprus) Limited                 Feb 20, 1990       Cyprus
R. J. Reynolds Espana, S.L. (50+%)              ?       ?
R. J. Reynolds Europe, Inc.                     Apr 24, 1992       Delaware
R. J. Reynolds Finance S.A.                     Sep 17, 1982       Switzerland
R. J. Reynolds, Inc.                            Oct 09, 1985       Delaware
R. J. Reynolds International, Inc.              Dec 13, 1985       Delaware
R. J. Reynolds Italia S.r.L.                    Feb 09, 1989       Italy
R. J. Reynolds (Korea) Ltd.                     Mar 09, 1989       Korea
R. J. Reynolds/M.C. Tobacco Company, Limited
  (70%)                                         Jul 01, 1982       Japan
R. J. Reynolds Overseas Finance Co. N.V.        Oct 21, 1977       Neth.
                                                                   Antilles
R. J. Reynolds (Portugal) Empresa Comercial
  de Tabaco Ltda. (50%)                         Jul 20, 1980       Portugal
R. J. Reynolds Reklam Ve Pazarlama A.S.         Mar 22, 1990       Turkey
R. J. Reynolds Scandinavia A.B.                 Apr 12, 1969       Sweden
R.J. Reynolds (SEA) SDN BHD                     Aug 29, 1992       Malaysia
R. J. Reynolds (Thailand) Inc.                  Aug 06, 1992       Delaware
R. J. Reynolds Tobacco Australia Inc. **        Jul 20, 1981       Delaware
R. J. Reynolds Tobacco B.V.                     Sep 24, 1973       Netherlands
R. J. Reynolds Tobacco Company                  Apr 04, 1899       New Jersey
R. J. Reynolds Tobacco Company                  Aug 08, 1969       Delaware
R. J. Reynolds Tobacco Company (Hong Kong),
  Limited                                       Apr 07, 1970       Hong Kong
R. J. Reynolds Tobacco Company S.A.E.           Apr 27, 1971       Spain
R. J. Reynolds Tobacco Company Sdn. Bhd.        Oct 10, 1973       Malaysia
R. J. Reynolds Tobacco Company (Taiwan), Inc.   Apr 14, 1988       Delaware
R. J. Reynolds Tobacco (Czechoslovakia) Spol.
  s.r.o.                                        Apr 12, 1991       Czech.
R. J. Reynolds Tobacco Dagmersellen A.G.        Mar 03, 1966       Switzerland
R. J. Reynolds Tobacco Espana S.A.              Jul 20, 1982       Spain
R. J. Reynolds Tobacco Foreign Sales
  Corporation                                   Dec 19, 1984       US Virgin
                                                                   Is.
R. J. Reynolds Tobacco France S.A.              Aug 21, 1976       France
R. J. Reynolds Tobacco GmbH                     Nov 30, 1957       Germany
R. J. Reynolds Tobacco (Hellas) A.E.B.E.        Sep 24, 1981       Greece
R .J. Reynolds Tobacco (Hungary) Kft            Jun 18, 1991       Hungary
R. J. Reynolds Tobacco (Hungary) LLC            Feb 27, 1991       Hungary






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 6
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



R. J. Reynolds Tobacco International (Asia
  Pacific), Inc.                                Nov 27, 1978       Delaware
R. J. Reynolds Tobacco International (Hong
  Kong) Limited                                 Jul 28, 1987       Hong Kong
R. J. Reynolds Tobacco International, Inc.      Jan 12, 1976       Delaware
R. J. Reynolds Tobacco International (Korea)
  Inc.                                          Jan 17, 1991       Delaware
R. J. Reynolds Tobacco International (Mexico)
  Inc.                                          Jun 24, 1981       Delaware
R. J. Reynolds Tobacco International S.A.       Nov 03, 1966       Switzerland
R. J. Reynolds Tobacco - Kremenchug             Jun 01, 1993       Ukraine
R. J. Reynolds Tobacco Limited *                Jun 18, 1975       New Zealand
R. J. Reynolds Tobacco (Poland) S.o.o.          Jan 07, 1991       Poland
R. J. Reynolds Tobacco Rt                       Jul 28, 1992       Hungary
R. J. Reynolds Tobacco (UK) Limited             Nov 18, 1980       England
R. J. Reynolds Trading Company Sdn. Bhd.        Nov 06, 1987       Malaysia
R. J. Reynolds Tutun Sanayi A.S.                Feb   , 1992       Turkey
Ritz Biscuit Company Limited ****               Sep 28, 1989       England
RJI Corporation                                 Nov 06, 1970       Delaware
RJR Comercial Ltda. *                           Aug 18, 1977       Brazil
RJR Distribuidora Comercial, S.A.               Jun   , 1989       Spain
RJR Group, Inc., The                            Dec 13, 1985       Delaware
RJR Industries, Inc.                            Dec 29, 1975       Delaware
RJR Industries (U.K.) Limited **                Jun 01, 1982       England
RJR-Macdonald Inc.                              Sep 12, 1978       Canada
RJR Nabisco & Company ***                       Mar 20, 1992       Cyprus
RJR Nabisco China Limited                       Dec 28, 1979       Hong Kong
RJR Nabisco (Cyprus) Limited                    Mar 29, 1990       Cyprus
RJR-Nabisco Industries, Inc.                    Dec 13, 1985       Delaware
RJR Nabisco Investments, Inc.                   Mar 22, 1989       Delaware
RJR Nabisco (Philippines) Inc.                  Apr 22, 1992       Philippines
RJR Nabisco Russia                              Dec 05, 1991       Russia
RJR Nabisco Securities Ltd.                     May 29, 1987       Canada
RJR Nabisco Washington, Inc.                    Dec 13, 1985       Delaware
RJR-PETRO (52%) ***                             May 07, 1992       Russia
RJR Sales Co.                                   Feb 18, 1993       Delaware
RJR Technical Company                           May 16, 1991       Delaware
RJR Tobacco Company, Inc.                       Dec 30, 1982       N. Carolina
RJR Tobacco Consolidated IHC, Inc.              Mar 22, 1989       Delaware
RJR Tobacco Holdings IHC, Inc.                  Mar 22, 1989       Delaware
RJR Trade Promotion Co.                         Feb 18, 1993       Delaware
RJRN Policy Institute, Inc.                     Dec 13, 1985       Delaware






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 7
**** Nameholder                                         SUB-CURR

                         RJR NABISCO HOLDINGS CORP.
                         --------------------------
                                                   Date  of      Place of
                   Name of Subsidiary           Incorporation  Incorporation
- ----------------------------------------------------------------------------



Rodrigues Pinto Gelatinas Ltda.                 Jan 23, 1943       Brazil
Royal Holding C.A.                              Nov 26, 1991       Venezuela
Royal Productos Alimenticios, C.A.              Jul 26, 1971       Venezuela
Royal Productos Alimenticios II, C.A.           Aug 20, 1991       Venezuela
Salem Servicing, Inc.                           Jan 12, 1990       Delaware
Salvavidas S. de R.L. de C.V. **                Mar 30, 1967       Mexico
Saria Inc.                                      Mar 09, 1956       New Jersey
Smiths Foods *                                  Jul 26, 1922       England
Sociedade Brasileira Beneficiadora de Cha'
  Ltda. (60%)                                   Feb 24, 1958       Brazil
Sports Marketing Enterprises, Inc. ****         Apr 14, 1988       N. Carolina
STAR Cooperation GmbH                           Jan 29, 1960       Germany
S*T*A*R* France S.A.R.L.                        Mar 01, 1990       France
Stella D'oro Biscuit Co., Inc.                  Jan 02, 1948       New York
Tecnologica Venezolana de Alimentos Tevalca,
  C.A.                                          Nov 28, 1985       Venezuela
Tecnologica Venezolana de Alimentos Tevalca
  II, C.A.                                      Aug 20, 1991       Venezuela
Tevalca Holding C.A.                            Nov 26, 1991       Venezuela
Transnational Services, Inc.                    Jan 06, 1988       Delaware
20th Century Denmark Limited                    Mar 06, 1990       Liberia
Vantage Arts Inc.                               Jun 22, 1989       Canada
WBI (International) S.A.                             ?  1989       Switzerland
West Indies Yeast Company Ltd. (72%)            Nov 29, 1965       Jamaica
Worldwide Brands, Inc.                          Oct 18, 1983       Delaware
Worldwide Brands International (Hong Kong) Inc. Jan 19, 1988       Hong Kong
Worldwide Brands (Malaysia) Sdn. Bhd.           Mar 30, 1991       Malaysia
Yili-Nabisco Biscuit & Food Company Limited
  (51%) ***                                     Jan 29, 1985       China






   * Inactive
  ** In Liquidation                                     December 31, 1993
 *** Partnership                                        Page 8
**** Nameholder                                         SUB-CURR